      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1999
                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                               COMMERCE ONE, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                          7372                  68-0322810
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

                               ------------------

                              1600 RIVIERA AVENUE
                         WALNUT CREEK, CALIFORNIA 94596
                                 (925) 941-6000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                               ------------------

                                MARK B. HOFFMAN
                            CHIEF EXECUTIVE OFFICER
                              1600 RIVIERA AVENUE
                         WALNUT CREEK, CALIFORNIA 94596
                                 (925) 941-6000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ------------------
                                   COPIES TO:

            DAVID J. SEGRE                          STEVEN M. SPURLOCK
   Wilson Sonsini Goodrich & Rosati              Gunderson Dettmer Stough
       Professional Corporation            Villeneuve Franklin & Hachigian, LLP
          650 Page Mill Road                      155 Constitution Drive
     Palo Alto, California 94304               Menlo Park, California 94025
            (650) 493-9300                            (650) 321-2400

                               ------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                               ------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-76987
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /
                               ------------------

                        CALCULATION OF REGISTRATION FEE

                                                                               PROPOSED MAXIMUM
                                                                                  AGGREGATE           AMOUNT OF
           TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED(1)              OFFERING PRICE(1)    REGISTRATION FEE
Common Stock $0.0001 par value..............................................      $7,590,000            $2,111

(1) The Registrant previously registered an aggregate of $72,105,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-76987) for which a filing fee of $20,046 was paid.
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462 under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-76987 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-76987 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on the 1st day of July, 1999.

                                COMMERCE ONE, INC.

                                By:             /s/ MARK B. HOFFMAN
                                     -----------------------------------------
                                                  MARK B. HOFFMAN
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
     /s/ MARK B. HOFFMAN          Officer and Chairman of
------------------------------    the Board (Principal         July 1, 1999
       MARK B. HOFFMAN            Executive Officer)

                                Vice President and Chief
     /s/ PETER F. PERVERE         Financial Officer
------------------------------    (Principal Financial         July 1, 1999
       PETER F. PERVERE           Officer)

              *
------------------------------  Director                       July 1, 1999
        ASIM ABDULLAH

              *
------------------------------  Director                       July 1, 1999
        JOHN V. BALEN

              *
------------------------------  Director                       July 1, 1999
      WILLIAM B. ELMORE

              *
------------------------------  Director                       July 1, 1999
      KENNETH C. GARDNER

------------------------------  Director
       THOMAS GONZALES

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *
------------------------------  Director                       July 1, 1999
      WILLIAM J. HARDING

------------------------------  Director
       JOHN SWINGEWOOD

              *
------------------------------  Director                       July 1, 1999
       JAY M. TENENBAUM

              *
------------------------------  Director                       July 1, 1999
      JEFFREY T. WEBBER

*By:     /s/ MARK B. HOFFMAN
      -------------------------
         MARK B. HOFFMAN (1)
          ATTORNEY-IN-FACT

(1) The Power of Attorney granted by each director was filed as an exhibit to the Prior Registration Statement

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER
--------

    1.1*     Form of Underwriting Agreement.

    5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional
             Corporation.

   23.1      Consent of Ernst & Young LLP, Independent Auditors.

   23.2      Consent of PricewaterhouseCoopers LLP, Independent
             Accountants.

   23.3      Consent of Wilson Sonsini Goodrich & Rosati (see Exhibit 5.1).

   24.1*     Power of Attorney.

--------------

*   Incorporated by reference to the Prior Registration Statement.